CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 18, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                                AXM PHARMA, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                                              75-2853946
 (State or other jurisdiction   (Commission File Number)   (IRS Employer
  of incorporation)                                         Identification No.)



            7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128
               (Address of principal executive offices (zip code))

                                 (702) 562-4155
                         (Registrant's telephone number,
                              including area code)

Item 12.  Results of Operations and Financial Condition

On August 18, 2004, AXM Pharma, Inc. held a conference call discussing our fiscal 2004, second quarter results and current events of AXM Pharma. A transcript of the conference call is attached hereto as Exhibit 99.1 and a press release regarding our financial results for the fiscal period ended June 30, 2004 is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.

By:   /s/ Peter Cunningham
     --------------------
         Peter Cunningham
         President, CEO

                                                                    Exhibit 99.1

AXM
 PHARMA [Letterhead]

[Graphic omitted]




INVESTORS, INVESTMENT COMMUNITY, LADIES AND GENTLEMEN, GOOD AFTERNOON. MY NAME IS DOUGLAS MACLELLAN, I'M VICE CHAIRMAN OF AXM PHARMA INC. (AMERICAN STOCK EXCHANGE SYMBOL AXJ.) I HAVE THE PRIVILEGE OF SPEAKING TODAY ON BEHALF OR OUR DIRECTORS, MANAGEMENT AND ALL EMPLOYEES.

TODAY WE ARE REPORTING DETAILS OF OUR ACHIEVEMENTS FOR OPERATING PERFORMANCE AND CORPORATE DEVELOPMENT IN SECOND QUARTER 2004. THIS PRESENTATION IS ORGANIZED SO TO PROVIDE:

1.   BACKGROUND OF OUR GROWTH MODEL;
2.   DETAILS OF REVENUE AND EARNINGS PERFORMANCE; and
3.   GUIDANCE FOR 2004.

Please now let me give you the legal disclaimer. The statements contained in this conference call include certain predictions and projections that may be considered forward-looking statements under securities law. These statements involve a number of important risks and uncertainties that could cause actual results to differ materially including, but not limited to, the performance of joint venture partners, as well as other economic, competitive and technological factors involving the Company's operations, markets, services, products and prices. With respect to AXM, except for the historical information contained herein, the matters discussed in this conference call are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements.

                             BACKGROUND INFORMATION

AXM PHARMA, INC OPERATES AS A MANUFACTURER AND MARKETER OF OTC MEDICATIONS, PRESCRIPTION PHARMACEUTICAL AND NUTRICEUTICALS PRODUCTS IN CHINA. SIMPLY STATED, WE PRODUCE BRAND NAME PHARMACEUTICALS IN CHINA FOR CHINA. WE ASPIRE TO BECOME A VERTICALLY INTEGRATED MANUFACTURER AND MARKETING COMPANY WITH A POWERFUL BRAND IMAGE IN CHINA. TODAY, WE ARE FOCUSING ONLY ON CHINA BECAUSE WE RECOGNIZE THE HUGE MARKET OPPORTUNITY THE COUNTRY REPRESENTS. OUR OPPORTUNITY IN CHINA IS CHARACTERIZED BY THE DESCRIPTIVE PHRASE "FAST, FASTER, FASTEST". IN CHINA, ACCORDING TO THE ASIA WALL STREET JOURNAL AND OTHER PUBLICATIONS ON AN ANNUAL BASIS, THE ECONOMY IS GROWING AT APPROXIMATELY 8-9%. IMS CHINA, THE LARGETS MARKET RESEARCH FIRM IN THE CHINESE PHARMACEUTICAL INDUSTRY PROJECTS THAT THE PHARMACEUTICAL INDUSTRY IS GROWING AT APPROXIMATELY 20%, AND THE OTC AND GENERIC SEGMENTS OF THE PHARMACEUTICAL INDUSTRY ARE GROWING AT APPROXIMATELY 30%. AXM IS

WELL POSITIONED TO WIN A GROWING PIECE OF MARKET SHARE. WE ARE ALSO SEEKING TO REALIZE OUR ASPIRATION AS A WORLD-CLASS VERTICALLY INTEGRATED MANUFACTURE BY CONSTRUCTING A NEW CGMP MANUFACTURING FACILITY IN A SPECIAL ECONOMIC ZONE IN THE CITY OF SHANGYANG. WE ARE ENHANCING OUR OWN BRAND BY CO-BRANDING WITH SUNKIST GROWERS, - ONE OR THE MOST RECOGNIZED BRANDS GLOBALLY. AND, WE ARE INCREASING OUR PRODUCT ROSTER BY ADDING NEW PRODUCTS LIKE WHISPER, OUR RECENTLY LAUNCHED FEMININE HYGIENE PRODUCT.

AXM HAS HAD A VERY EVENT DRIVEN 2ND QUARTER AND FOR THAT MATTER 1ST HALF OF THE YEAR. THE PERIOD ENDING JUNE 30TH 2004 THE FOLLOWING ACHIEVEMENTS HAVE BEEN ACCOMPLISHED BY AXM:

                                    FINANCING

LET ME BEGIN WITH THE END OF THE QUARTER WHEN AXM SUCCESSFULLY COMPLETED A PRIVATE EQUITY RAISE OF NEARLY $5 MILLION. THE COMPANY ISSUED 30.425 SHARES OF SERIES C PREFERRED STOCK AT A PRICE OF $100,000 PER SHARE. IN ADDITION AXM ISSUED 357,962 COMMON STOCK PURCHASE WARRANTS. THE WARRANTS REMAIN OUTSTANDING FOR THREE YEARS AND ARE CONVERTIBLE AT $5.50 PER SHARE. THE SERIES C PREFERRED HAS A FIXED CONVERSION PRICE OF $4.25 PER SHARE. AT THE TIME OF THIS PRIVATE PLACEMENT, AXM'S STOCK HAD BEEN TRADING IN THE HIGH 4.00 RANGE, THEREFORE THE DISCOUNT IS CONSISTENT WITH OTHER FINANCINGS THE COMPANY HAS UNDERTAKEN.

                          WHISPER LAUNCHED SUCCESSFULLY

AXM RECEIVED APPROVAL FROM THE NATIONAL MINISTRY FOR HEALTH AND HYGIENE IN CHINA FOR WHISPER OUR PROPRIETARY FORMULATED OTC PRODUCT FOR THE TREATMENT OF FEMININE HYGIENE ISSUES SUCH AS YEAST INFECTIONS & VAGINAL IRRITATION. IN AUGUST AXM SUCCESSFULLY LAUNCHED WHISPER IN THE HIGHLY COVETED BEIJING MARKET. WE BELIEVE THAT THE LAUNCH OF WHISPER REPRESENTS ONE OF THE FASTEST ROLL-OUTS FOR A PRODUCT OF THIS TYPE POSSIBLE IN CHINA. WE ARE FORECASTING $3.55 MILLION IN SALES THIS YEAR IN THE BEIJING MARKET ONLY.

LET ME JUST SPEAK FOR A MOMENT ABOUT THE BEIJING MARKET. WHAT SOME OF YOU MAY NOT REALIZE IS THAT, FOR A VARIETY OF REASONS, ONE OF THE HARDEST THINGS FOR ANY COMPANY TO DO IS TO BREAK OUT OF YOUR HOME PROVINCE IN CHINA. FOR AXM, THAT WOULD BE LIAONING PROVINCE IN CHINA'S NORTHEAST. BEIJING IS ONE OF THE KEY MARKETS IN CHINA AND THEREFORE IS ONE OF THE REASONS WE RELOCATED THE COMPANY'S MARKETING FUNCTIONS FROM SHANGYANG TO BEIJING. THEREFORE OUR ABILITY TO ROLLOUT A NEW PRODUCT IN SUCH A HIGH PROFILE MARKET IS, WE HOPE, A HARBINGER FOR OTHER SUCH PRODUCT LAUNCHES. OUR ABILITY TO EXECUTE THE PRODUCT LAUNCH WAS ENHANCED BY SIGNING A DISTRIBUTION AGREEMENT WITH CHINA ZUELLIG XIN XING.

                              ENHANCED DISTRIBUTION

AXM SIGNED A MASTER DISTRIBUTION AGREEMENT WITH CHINA ZUELLIG XIN XING INC. IN AUGUST FOR THE DISTRIBUTION OF WHISPER IN THE BEIJING AREA. THE IMPORTANCE OF THE CONTRACT, WE BELIEVE, IS THAT IT WILL LIKELY RESULT IN A MORE SUBSTANTIAL RELATIONSHIP FOR AXM WITH ONE OF THE LARGEST PHARMACEUTICAL DISTRIBUTORS IN ASIA. TO DATE, AXM HAS RELIED ON A SOLE DISTRIBUTION ARRANGEMENT WITH LIAONING WEIKANG MEDICINE DISTRIBUTION CO. LTD., WE HAVE BEEN ACTIVELY SEEKING TO ENHANCE OUR DISTRIBUTION PROFILE AND WE BELIEVE THAT WE HAVE TAKEN AN IMPORTANT FIRST STEP WITH THE ZUELLIG AGREEMENT

                               FACTORY ON SCHEDULE

Our new manufacturing facility is running close to our proposed SCHEDULE for completion. In JuLY, the Company made an application with the regulatory authorities for Chinese Good Manufacturing Practice (GMP) approval. Currently AXM Shenyang is running a parallel certification for US GMP standards. Our schedule indicates that AXM Shenyang's production lines will be Chinese GMP approved in December 2004. It is anticipated that US GMP certification REVIEW WILL BEGIN IN THE FIRST QUARTER OF 2005, WITH US GMP STANARDS BEING achieveD during the third quarter of 2005. The timing of the US GMP certification is not anticipated to hinder sales of AXM Shenyang's current and newly acquired products, although it may delay FUTURE in-licensing opportunities from being completed until the plant is US GMP certified.

                        DRUG DELIVERY SYSTEM IN LICENSED

AXM HAS ACQUIRED EXCLUSIVE RIGHTS TO AN ORAL DRUG DELIVERY TECHNOLOGY FROM WN PHARMACEUTICALS INC. THE TECHNOLOGY ACQUIRED RESEMBLES THE FILM BREATH STRIPS THAT ARE POPULAR IN THE US FOR BRANDS LIKE LISTERINE. THE INITIAL PRODUCT MIX WILL INCLUDE A LINE OF SUNKIST FLAVOURED VITAMINS AND VITAMIN SUPPLEMENTS BUT WE WOULD HOPE TO BROADEN THE PRODUCTS POTENTIAL BY INCLUDING OTC AND PRESCRIPTION COMPOUNDS.


                           PROSPECTS FOR Q4 2004/2005

                                TEEING-UP SUNKIST
AXM'S IS PREPARING TO LAUNCH ITS FIRST PRODUCT WITH SUNKIST FLAVORINGS. IN MARCH 2004, AXM SIGNED A FIVE-YEAR TRADEMARK LICENSE AGREEMENT WITH SUNKIST GROWERS, INC. UNDER THE AGREEMENT, AXM HAS EXCLUSIVE RIGHTS TO USE THE SUNKIST TRADEMARK FOR ITS NEW RANGE OF VITAMIN AND VITAMIN SUPPLEMENT PRODUCTS. WE ARE STICKING WITH OUR INITIAL ASSESSMENT FOR THE SUNKIST PRODUCT LINE AND ARE REAFFIRMING OUR FORECAST FOR AN ADDITIONAL $200 MILLION IN REVENUES OVER THE 5-YEAR CONTRACT TERM.

SUNKIST IS ALREADY RANKED AMONG THE TOP-100 BRANDS MOST RECOGNIZED BY CONSUMERS IN CHINA; THAT RECOGNITION FACTOR IS EXPECTED TO CLIMB WITHIN THE TOP-10, AS IT HAS IN MANY OTHER ASIAN COUNTRIES.

                              QIYAO-IN THE PIPELINE

ALSO WE AE PREPARING TO LAUNCH QIYAO. AXM ACQUIRED THE RIGHTS TO THE FORMULA FOR ADJUNCTIVE TREATMENT OF TYPE II DIABETES. THE FORMULA IS APPROVED BY THE CHINESE STATE DRUG ADMINISTRATION, AS AN OTC ADJUNCTIVE THERAPY, AND HAS A PATENT ISSUED IN CHINA. AXM HOPES TO LAUNCH THE PRODUCT IN Q1 2005.


AS YOU CAN SEE IT HAS BEEN A BUSY TIME FOR AXM. UNFORTUNATELY EVENTS HAVE NOT TRANSLATED DIRECTLY INTO A REVENUES AND PROFIT PROFILE WE HAD HOPED. THIS IS NOT TO SAY WE ARE LESS OPTIMISTIC REGARDING OUR MEDIUM AND LONGER-TERM PROSPECTS BUT INSTEAD WE HAVE EXPERIENCED SOME SLIPPAGE IN ESTABLISHING OUR REVENUE MILESTONES.

ALTHOUGH WE HAVE EXPERIENCED SOME DELAYS IN OUR NEW SALES AND MARKETING INITIATIVES UNTIL THE THIRD AND FOURTH QUARTERS OF 2004, MANAGEMENT REMAINS CONFIDENT THAT THE ACTIVITIES CURRENTLY BEING COMPLETED IN CHINA WILL POSITION US TO BE ABLE TO EXECUTE A SOLID GROWTH PLAN OF INCREASED SALES AND EARNINGS DURING THE 4TH QUARTER OF 2004 AND ON INTO 2005. WE RECOGNIZE THAT 2004 IS A SIGNIFICANT TRANSITION YEAR, WHERE WE ARE TRANSFORMING A LOCALIZED PRIVATELY-OWNED PHARMACEUTICAL COMPANY INTO AN INTERNATIONAL COMPANY WITH STATE OF THE ART MANUFACTURING FACILITIES, NATION-WIDE DISTRIBUTION REACH AND NEW GLOBALLY RECOGNIZED BRANDED PRODUCTS. DELAYS IN THE ACTUAL LAUNCH OF OUR NEW PRODUCTS, WHICH IS THE CULMINATION OF OUR EFFORTS OVER THE PAST YEAR, IS TYPICAL WITHIN EMERGING MARKETS AND THE PHARMACEUTICAL INDUSTRY AS A WHOLE.



AXM'S REVENUE AND EARNINGS PERFORMANCE FOR FIRST QUARTER 2004.

REVENUE. DURING THE THREE-MONTH PERIOD ENDED JUNE 30, 2004 WE GENERATED $978,663 FROM PRODUCT SALES COMPARED TO REVENUES FROM PRODUCT SALES FOR THE THREE-MONTH PERIOD ENDED JUNE 30, 2003 OF $1,832,207. THIS REPRESENTS A SALES DECREASE OF $853,544 FROM THE THREE-MONTH PERIOD ENDED JUNE 30, 2003.

THE LOWER SALES WERE DUE TO MANAGEMENT'S STRATEGIC DECISION TO ELIMINATE THE SALES OF CEFALEXIN AND NORFLEXIN ANTIBIOTIC PRODUCTS DUE TO THEIR SIGNIFICANTLY DECREASING GROSS PROFIT MARGINS. ANTIBIOTIC PRICING IS UNDER SIGNIFICANT PRESSURE FROM GOVERNMENT HOSPITAL PURCHASES WHO ARE REDUCING THE PRICE THEY ARE WILLING TO PAY FOR ANTIBIOTICS BY UP TO 20% PER YEAR. OTHER PRODUCT CATEGORIES

ARE NOT UNDER SUCH PRESSURES. ALSO CONTRIBUTING TO LOWER SALES WAS A SITUATION IN SHANGHAI INVOLVING AXM'S SOLE DISTRIBUTOR, LIAONING WEIKANG MEDICINE DISTRIBUTORS CO. LTD. LIAONING WEIKANG MEDICINE CO. LTD., WAS DISQUALIFIED FROM THE BIDDING PROCESS FOR THE PROVINCIAL SHANGHAI HOSPITAL SYSTEM FOR AXM'S PRODUCT, ASARONE, ONE OF THE COMPANY'S CORE PRODUCTS. AXM'S DISTRIBUTOR WAS UNABLE TO COMPLY WITH THE NEWLY IMPLEMENTED NATIONAL REGULATORY APPROVAL PROCESS BECAUSE AXM DID NOT YET HAVE ITS NATIONAL APPROVAL LICENSE AND CHINESE CGMP CERTIFICATION. THIS CAN PARTLY BE EXPLAINED BY AN INDUSTRY IN REGULATORY FLUX WHERE NATIONAL STANDARDS REPLACED PROVINCIAL REGULATION. WE WILL RE-LAUNCH ASARONE IN THE OTC MARKET WHICH BETTER FITS OUR STRATEGIC OBJECTIVE OF MOVING AWAY FROM THE HOSPITAL CHANNEL, WHERE MARGINS ARE COMPRESSING, AND INTO THE RETAIL PHARMACIES. MANAGEMENT HAS TAKEN STEPS, WHICH INCLUDED ACCELERATING THE LAUNCH OF WHISPER, AND IS SEEKING TO IMPORT FINISHED PRODUCT TO URGENTLY FILL THE VOID WITH NEW PRODUCTS WHILE RE-PETITIONING THE NATIONAL AUTHORITIES FOR ASARONE'S APPROVAL. ALTHOUGH IT APPEARS THAT REVENUE WAS DOWN, THE FIRST QUARTER SALES OF ASARONE, WEIFUKANG AND LIFUPENG WERE ON TARGET RISING APPROXIMATELY 100% OVER THE FIRST QUARTER 2003.

                                  GROSS PROFIT

GROSS PROFIT ON PRODUCT SALES FOR THE THREE-MONTH PERIOD ENDED JUNE 30, 2004, WAS $513,228 COMPARED TO $799,642 FOR THE THREE-MONTH PERIOD ENDED JUNE 30, 2003, A DECREASE OF $286,414. THESE FIGURES REPRESENT A 8.80% INCREASE OF OUR GROSS MARGIN TO APPROXIMATELY 52.4% COMPARED TO GROSS MARGINS OF 43.6%. AS OF JUNE 30, 2004 THE COMPANY HAD $4,160,186 IN CASH, UP $1,209,404 FROM $2,950,782
IN CASH ON DECEMBER 31, 2003.

THIS INCREASE IN GROSS PROFITS WERE ACHIEVED THROUGH A PLANNED ELIMINATION OF THE SALES OF OUR ULTRA-LOW MARGIN ANTIBIOTIC PRODUCTS. DURING THE REMAINDER OF FY 2004, WE ANTICIPATE CONTINUING TO INCREASE OUR GROSS PROFIT MARGIN TO ACHIEVE FURTHER GAINS OF MORE THAN 20 PERCENTAGE POINTS VERSUS 2003. WE ANTICIPATE THIS SIGNIFICANT INCREASE IN GROSS PROFIT MARGIN THROUGH THE INTRODUCTION OF OUR VARIOUS NEW PRODUCTS, WHICH ARE ANTICIPATED TO HAVE AN AVERAGE GROSS MARGIN OF 75%, THE RE-BRANDING OF OUR PRODUCTS UNDER THE AXM PHARMA SHENYANG AND SUNKIST BRANDS, SIGNING NEW DISTRIBUTION CONTRACTS AT MARGINS THAT ARE EQUIVALENT OR BETTER THAN THE AGREEMENTS IN FORCE IN 2003, AND THE OPENING OF OUR NEW STATE OF THE ART MANUFACTURING PLAN IN SHENYANG SCHEDULED FOR THE SECOND HALF OF 2004.

NEXT, OUR TAX POSITION IN CHINA. AXM HAS BEEN GRANTED A 5-YEAR TAX HOLIDAY FOR ITS INVESTMENT IN A CGMP MANUFACTURING FACILITY IN HUNAN INDUSTRIAL ESTATE IN THE CITY OF SHENYANG CHINA.THIS WILL IMPROVE EARNINGS PER SHARE DURING THE EFFECTIVE PERIOD. THE COMPANY SIGNIFICANTLY LOWERED ITS VALUE ADDED TAX PAYABLE LIABILITY OF APPROXIMATELY $678,664 FOR THE QUARTER.

                  GENERAL, ADMINISTRATIVE AND SELLING EXPENSES

THE CASH PORTION OF THIS EXPENSE CATEGORY WAS $3,199,679 COMPARED TO $436,411 FOR THE SAME PERIOD LAST YEAR. THIS INCREASE IN CASH EXPENDITURES ON GENERAL, ADMINISTRATIVE AND SELLING EXPENSE FOR THIS QUARTER COMPARED TO THE SAME QUARTER LAST YEAR IS DUE PRIMARILY TO THE EXPANSION OF ADMINISTRATIVE STAFF IN THE US OFFICE TO PROVIDE FOR FINANCIAL REPORTING, CAPITAL RAISING EFFORTS AND MAINTAINING OUR PUBLIC RELATIONS AT A LEVEL CONSISTENT WITH A PUBLIC COMPANY. WE ALSO ADDED STAFF IN SETTING UP THE INFORMATION TECHNOLOGY FUNCTION FOR REVIEWING POSSIBLE SOFTWARE AND HARDWARE SOLUTIONS. THE EXPENDITURES IN THE INFORMATION TECHNOLOGY AREA ARE NECESSITY IN ORDER TO PRECEDE WITH THE ACTUAL IMPLEMENTATION AND ROLE OUR OF OUR NEW MANUFACTURING, MARKETING AND ACCOUNTING SOFTWARE MODULES IN STEP WITH THE COMPLETION OF OUR NEW MANUFACTURING FACILITY IN SHENYANG AND MEETING US GMP AND CHINA GMP STANDARDS.

IN ADDITION TO THE AFOREMENTIONED CASH EXPENSES IN THE GENERAL, ADMINISTRATIVE AND SELLING EXPENSE CATEGORY THERE WERE $1,666,800 IN NON-CASH EXPENSES RELATING TO STOCK ISSUED FOR PROFESSIONAL SERVICES RENDERED IN THE PUBLIC RELATIONS AREA IN LIEU OF CASH PAYMENTS. BASED UPON THE COMMON STOCK TRADING PRICE AT THE TIMES OF ISSUANCE, AND FASB RULES, WE WERE REQUIRED TO INCUR NON-CASH CONSULTING EXPENSES OF $1,769,828 FOR THE ISSUANCE OF THESE SHARES DURING THE THREE-MONTH PERIOD ENDED MARCH 31, 2004. THESE EXPENSES NEED TO BE ACCOUNTED FOR AND DIRECTLY HIT THE BOTTOM LINE, BUT WE ENCOURAGE INVESTORS TO TAKE THESE NON-CASH CHARGES IN CONSIDERATION WHEN EXAMINING OUR FINANCIALS.


                           NET LOSS AND LOSS PER SHARE

AS A RESULT OF THE ABOVE, IN THE THREE MONTHS ENDED JUNE 30, 2004, OUR NET LOSS WAS $4,353,251 INCLUDING $1,666,800 IN NON-CASH STOCK ISSUANCE RELATED LOSSES. THE NET LOSS IN THE PERIOD APPLICABLE TO COMMON SHAREHOLDERS WAS $5,265,140 OR $(0.35) PER SHARE COMPARED TO $363,231 PROFIT THE SAME PERIOD DURING 2003. THE NET LOSS AND LOSS PER SHARE RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2004 WERE INLINE WITH INTERNAL MANAGEMENT ESTIMATES.

GUIDANCE FOR 2004

THE $20 MILLION IN REVENUES AND $15 MILLION GROSS PROFIT FOURTH QUARTER WE EXPECTED HAS NOW BEEN MOVED INTO EARLY FISCAL 2005. THE COMPANY HAD PREVIOUSLY FORECASTED $33 MILLION IN GROSS SALES AND EARNINGS PER SHARE FOR FY2004 AT $0.42 CENTS PER SHARE, EXCLUDING NON-CASH EXPENSES, ON A FULLY DILUTED BASIS OF APPROXIMATELY 21 MILLION SHARES OUTSTANDING AT YEAR-END. MANAGEMENT NOW ESTIMATES THAT WE HAVE SALES OF APPROXIMATELY $12 MILLION AND GROSS PROFITS OF $6.1 MILLION, EXCLUDING NON-CASH EXPENSES, ON A FULLY DILUTED BASIS OF
APPROXIMATELY  21 MILLION  SHARES  OUTSTANDING  AT YEAR-END  REPRESENTING  A 20%

INCREASE OVER 2003. WE CONTINUE TO ANTICIPATE A SIGNIFICANT INCREASE IN GROSS PROFIT MARGIN THROUGH THE INTRODUCTION OF OUR VARIOUS NEW PRODUCTS, WHICH ARE ANTICIPATED TO HAVE AN AVERAGE GROSS MARGIN OF 75%, THE RE-BRANDING OF OUR PRODUCTS UNDER THE AXM PHARMA SHENYANG AND SUNKIST BRANDS, SIGNING NEW DISTRIBUTION CONTRACTS AT MARGINS THAT ARE EQUIVALENT OR BETTER THAN THE AGREEMENTS IN FORCE IN 2003, AND THE OPENING OF OUR NEW STATE OF THE ART MANUFACTURING PLANT IN SHENYANG SCHEDULED FOR OCTOBER 2004.

WE ARE EXCITED ABOUT THE GROWTH PROSPECTS FOR AXM PHARMA IN THE SECOND HALF OF 2004. THE COMPANY MADE SIGNIFICANT ADVANCES IN ITS MANUFACTURING, DISTRIBUTION AND OPERATING EFFICIENCIES IN THE FIRST QUARTER, WHICH WILL PROVIDE A SOLID BASE FOR RAPID GROWTH THE REST OF THE YEAR.



WE WOULD ALSO LIKE TO ADDRESS SOME SPECIFIC QUESTIONS THAT WE HAVE RECEIVED FROM SHAREHOLDERS.

     1. ARE INSIDERS SELLING? THE ANSWER TO THIS QUESTION IS NO. CURRENT MEMBERS OF THE BOARD AND OFFICERS OF THE COMPANY ARE NOT SELLING THEIR SHARES.

     2.   WHY DOES THE SB-2 SHOW SELLING SHAREHOLDERS OF 12.3 MILLION SHARES?

          THE COMPANY WAS  CONTRACTUALLY  OBLIGATED  TO REGISTER  SHARES FOR THE
          INVESTORS THAT PARTICIPATED IN PRIVATE PLACEMENT FUNDING FOR THE COMPANY. THE CORRECT TERMINOLOGY IN THE SEC DOCUMENTS IS "SELLING SHAREHOLDERS", HOWEVER THIS DOES NOT MEAN THAT THE SHARES ARE BEING SOLD, BUT RATHER ARE BEING REGISTERED AND ARE ABLE TO BE RESOLD ON EFFECTIVENESS OF THE REGISTRATION STATEMENT. THE MOST RECENT SHARES SOLD IN A PRIVATE PLACEMENT BY THE COMPANY WAS DONE AT $4.25 PER SHARE IN AMOUNT OF APPROXIMATELY $3,000,000.

     3. ARE YOU PLANNING TO GET THE WORD OUT? YES AGGRESSIVE PUBLIC AWARENESS PROGRAM IN THE FALL BEGINNING WITH THE ROTH CONFERENCE ON SEPT 15 IN NY AND OTHER INVESTMENT CONFERENCES THROUGHOUT THE YEAR.

     4. HOW IS THIS A TRANSITION YEAR? THIS IS AN EXCITING YEAR FOR THE COMPANY WHERE WE HAVE BEGUN AND WILL COMPLETE CONSTRUCTION ON OUR NEW FACTORY THAT WILL ENABLE US TO PRODUCE AND IN LICENSE PRODUCTS FOR SALE AT SIGNIFICANTLY HIGHER MARGINS THAN OUTSOURCING MANUFACTURING TO OTHERS.
          IT IS WORTH REITERATING THAT THIS IS ALSO A YEAR IN WHICH THE INDUSTRY IS UNDERGOING ITS DEEPEST CHANGE IN MANY YEARS. THE MAJOR DRIVER HAS BEEN CHANGES IN NEW REGULATIONS ISSUED BY THE CHINESE STATE FOOD AND

          DRUG ADMINISTRATION WHICH INCLUDES A SHIFT FROM PROVINCIAL AUTHORITY TO A CENTRAL AUTHORITY IN BEIJING AND THE MANUFACTURING MANDATE FOR CERTIFICATION OR RECERTIFICATION, AS THE CASE MAY BE, OF ALL FACILITIES TO GMP STANDARDS. THIS HAS BEEN A CAUSE FOR SOME CONFUSION AMONG MARKET PARTICIPANTS.


THANK YOU FOR YOUR CONTINUED SUPPORT AND WE LOOK FORWARD TO ANOTHER SUCCESSFUL QUARTER.

     GOODAY

                                                                    Exhibit 99.2

AXM
 PHARMA [Letterhead]

[Graphic omitted]


    AXM PHARMA ANNOUNCES RESULTS FOR THE SECOND QUARTER ENDING JUNE 30, 2004.

NEWPORT BEACH, CA-- August 18, 2004 -- AXM Pharma, Inc. (AMEX: AXJ) announced today the financial results for the quarter ended June 30, 2004. During the three-month period ending June 30, 2004 revenues were $978,663 compared to $1,832,207 for the period ending June 30, 2003. Gross profit for the quarter ending June 30, 2004 was $513,228 compared to $799,642 for the quarter ending June 30, 2003. This represents an increase in gross margins to 52.4% from 43.6% in the period. AXM Pharma discontinued lower margin product lines and positioned the Company for strong growth in the coming year.

As of June 30, 2004 all pharmaceutical manufacturers in China must comply with new State Food and Drug Administration guidelines requiring Chinese Good Manufacturing Practices (cGMP) certification. AXM Pharma expects to gain a significant competitive advantage as its new manufacturing facility is being built according to these new standards. Thousands of existing factories will either be shut down or sold due to non-compliance with government regulations. AXM Pharma's national license was submitted in June 2004 and is expected to be approved by October 2004. The Company has requested accelerated approval of its application.

"This is a transitional year for AXM, positioning the Company for strong sales and revenue. Our internal revenue and earnings targets have been pushed out by at least one quarter due to the fact that our national license can take up to 100 days to be approved," said Peter Cunningham, AXM Pharma's C.E.O. "The $20 million in revenues and $15 million gross profit fourth quarter we expected has now been moved into early fiscal 2005," he added. The Company had previously forecasted $33 million in gross sales and earnings per share for FY2004 at $0.42 cents per share, excluding non-cash expenses, on a fully diluted basis of approximately 21 million shares outstanding at year-end. Management now estimates that we have sales of approximately $12 million and gross profits of $6.1 million, excluding non-cash expenses, on a fully diluted basis of approximately 21 million shares outstanding at year-end representing a 20% increase over 2003. "We continue to anticipate a significant increase in gross profit margin through the introduction of our various new products, which are anticipated to have an average gross margin of 75%, the re-branding of our products under the AXM Pharma Shenyang and Sunkist brands, signing new distribution contracts at margins that are equivalent or better than the agreements in force in 2003, and the opening of our new state of the art
manufacturing   plant  in  Shenyang  scheduled  for  October  2004,"  added  Mr.
Cunningham.

In August 2004, we signed an exclusive supply agreement for a line of chewable prescription and OTC products under the Sunkist brand In Asia. We signed a distribution contract with China Zuellig Xin Xing, a subsidiary of largest pharmaceutical distributor in Asia and this new distributor, began purchasing our Whisper feminine hygiene product for an initial product launch in Beijing. In June 2004, we filed for Chinese GMP approval of our plant in Shenyang with an anticipated construction completion in October 2004. We also appointed as our key advertising advisor the Ogilvy Group public relations firm to assist us in our product launch strategy focused on the second half of 2004. We also acquired an anti-depression and anti-fatigue compound for OTC distribution in China. We also, launched a new product line of chewable prescription and OTC products under the Sunkist brand in Asia that included the acquisition of the exclusive rights to an oral drug delivery technology. In June 2004, we completed a $3,042,500 financing led by HC Wainwright and the Shemano Group. We received a key drug manufacturing license and appointed Saatchi & Saatchi to advise on certain advertising and marketing issues related to new product launches. In May 2004, we were approved to use the name AXM Pharma in China. We also appointed the Alliance of ZZAD and Ogilvy Group to advise on various product packaging and marketing issues. Further, our feminine hygiene product was approved by the National Ministry for Health and Hygiene in China.

These activities, together with expenses related to expansion of administrative staff in the US and China to provide for financial reporting, capital raising efforts and maintaining our public relations at a level consistent with a public company, additional staff in setting up the information technology function for reviewing possible software and hardware solutions and expenditures in the information technology area necessary to proceed with the actual implementation and role our of our new manufacturing, marketing and accounting software modules in step with the completion of our new manufacturing facility in Shenyang and meeting US GMP and China GMP standards, and non-cash payments to consultants resulted in a net loss of $4,353,251, of which $1,666,800 were non-cash stock issuance related losses. The net loss applicable to common shareholders was $5,265,140 or ($0.35) per share on 15,221,836 basic and diluted shares outstanding. The Company had $4,160,186 in cash as of June 30, 2004, an increase of $1,209,401 from the $2,950,785 cash as of December 31, 2003. The Company also has 3,683,689 warrants outstanding exercisable at between $3.00 and $5.50 per share, totaling approximately $12 million in additional cash should all the warrants be exercised.

The Company's conference call begins at 4:15 pm EDT today, hosted by Douglas MacLellan, Vice Chairman of AXM Pharma, Inc. The dial in number is 866-482-6973 reference# 540713.



                                AXM Pharma, Inc.
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2004
                                   (UNAUDITED)


ASSETS
Current assets

  Cash                                                                    $  4,160,186
  Accounts Receivable, net of allowance of 0                                   828,902
  Inventories                                                                2,976,013
  Advances, Suppliers                                                          548,179
                                                                          ------------

    Total current assets                                                     8,513,280

Property and equipment, net                                                  1,592,316
Licenses                                                                     1,449,871
                                                                          ------------

TOTAL ASSETS                                                              $ 11,555,467
                                                                          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

  Value added tax payable                                                 $    678,664
  Accounts payable and accrued expenses                                        332,119
                                                                          ------------

    Total current liabilities                                                1,010,783


Stockholders' Equity
Series A Preferred stock, $.001 par value, 4,050,000 shares authorized,
  2,255,000 shares issued and outstanding                                        2,255
Series B Preferred stock, $.001 par value, 2,000,000 shares authorized,
  860,000 shares issued and outstanding                                            860
Series C Preferred stock, $.001 par value, 100 shares authorized,
  30,425 shares issued and outstanding                                               1
Common stock, $.001 par value, 50,000,000 shares authorized,
  15,642,280 issued and outstanding                                             15,642
Additional paid-in-capital                                                  22,652,647
Accumulated deficit                                                        (12,126,721)
                                                                          ------------

Stockholders' Equity                                                        10,544,684
                                                                          ------------
LIABILITIES AND STOCKHOLDERS' EQUITY                                      $ 11,555,467
                                                                          ============



                                AXM PHARMA, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (UNAUDITED)

                                                      Three Months Ended             Six Months Ended
                                                          June 30,                      June 30,
                                                ----------------------------   ----------------------------
                                                     2004             2003          2004            2003
                                                ------------    ------------   ------------    ------------
Revenues                                        $    978,663    $  1,832,207   $  2,097,628    $  3,199,449

Cost of revenues                                     465,435       1,032,565      1,045,772       1,955,139

                                                ------------    ------------   ------------    ------------

Gross profit                                         513,228         799,642      1,051,856       1,244,310

General, administrative and selling:

  Cash                                             3,199,679         436,411      4,568,693         803,405
  Non-cash                                         1,666,800               0      3,331,800               0
                                                ------------    ------------   ------------    ------------

Net income (loss)                               $ (4,353,251)   $    363,231   $ (6,848,637)   $    440,905

Net income (loss) applicable to common
shareholders:
  Net income (loss)                             $ (4,353,251)   $    363,231   $ (6,848,637)   $    440,905
  Beneficial conversion features of preferred
      stock                                         (827,838)              0     (1,775,466)              0
  Deemed dividend from beneficial
      conversion feature of warrants                 (84,051)              0       (221,440)              0
                                                ------------    ------------   ------------    ------------

Net income (loss) applicable to common
shareholders                                    $ (5,265,140)   $    363,231   $ (8,845,543)   $    440,905
                                                ============    ============   ============    ============
Net income (loss) per share:
  Basic and diluted                             $      (0.35)   $       0.04   $      (0.60)   $       0.04

Weighted averaged shares outstanding:
  Basic and diluted                               15,221,836      10,000,000     14,708,684      10,000,000


                                      AXM PHARMA, INC.
                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                          Six Months Ended June 30, 2004 and 2003
                                        (Unaudited)
                                                         2004           2003
                                                      ----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES

  Net income (loss)                                  $(6,848,637)   $  440,905
  Adjustments to reconcile net loss to cash used in
   operating activities:
    Common stock issued for services                   3,331,800             0
    Depreciation and amortization                         20,100        11,165
  Changes in assets and liabilities:
    Cash held in trust                                         0         8,779
    Accounts receivable                                1,786,077      (636,237)
    Advances                                             917,520       291,622
    Inventories                                         (732,259)     (910,443)
    Accounts payable and accrued expenses               (192,044)      166,374
    Value added tax payable                           (2,239,162)      543,906
                                                      ----------    ----------
CASH FLOWS USED IN OPERATING ACTIVITIES               (3,956,605)      (83,929)
                                                      ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                (1,326,954)            0
                                                      ----------    ----------

CASH FROM FINANCING ACTIVITIES
  Proceeds from sale of stock                          6,492,963             0
                                                      ----------    ----------

NET INCREASE IN CASH                                   1,209,404       (83,929)

Cash, beginning of period                              2,950,782       106,036
                                                      ----------    ----------

Cash, end of period                                   $4,160,186    $   22,107
                                                      ==========    ==========

SUPPLEMENTAL NON-CASH TRANSACTIONS
  Net liabilities assumed in reverse merger

AXM Pharma Inc., http://www.axmpharma.com, through its wholly owned subsidiary, Werke Pharmaceuticals, Inc., is the 100% owner of AXM Pharma Shenyang, Inc. ("AXM Shenyang"), a Wholly Foreign Owned Enterprise ("WFOE") under the laws of the People's Republic of China. AXM Shenyang is located in the City of Shenyang, in the Province of Liaoning, China. AXM Shenyang and its predecessor company Shenyang Tianwei Pharmaceutical Factory, Ltd. ("STPF"), has an operating history of approximately 10 years. AXM Shenyang historically has been a manufacturer and distributor of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic Chinese sales. AXM Shenyang is currently awaiting re-licensing of its pharmaceutical products pursuant to new national licensing requirements for pharmaceutical products in China and certification of its new factory. Approval of the re-licensing and factory certification is expected in December 2004.

For additional information on AXM Pharma Inc, please visit http://www.iccinfo.com or call Investor Communications Company, LLC. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The
statements contained in this news release include certain predictions and projections that may be considered forward-looking statements under securities law. These statements involve a number of important risks and uncertainties that could cause actual results to differ materially including, but not limited to, the performance of joint venture partners, as well as other economic, competitive and technological factors involving the Company's operations, markets, services, products and prices. With respect to AXM, except for the historical information contained herein, the matters discussed in this news release are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, AXM's extremely limited operating history, uncertainties related to the Company's access to additional capital, competition and dependence on key management.
Contact Information:  Tom Bostic, Investor Communications Company, LLC
                      (949) 949 798-5597